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                              Exhibit 23.3





                   Independent Auditors' Consent
                   -----------------------------

The Board of Directors and Stockholders
 of Mercantile Bancorporation Inc:

    We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                       /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
September 12, 1996